Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt

Note 5 – Debt

As of December 31, 2017, the Company's outstanding short-term debt consisted of the $1.0 million MGHIF Note, net of discounts and financing costs (see Note 4 " MGHIF Financing ") as well as, the financing arrangements for the Company's insurance with  note balances of approximately $0.1 million with a final payment scheduled for April 2018. Total principal payments of $1.1 million are due in 2018. As of December 31, 2016, the Company's outstanding long-term debt consisted of the $1.0 million MGHIF Note, net of discounts and financing costs.

The Company drew down on two of three Bridge Financing Notes (see discussion in Note 2 "Going Concern and Management’s Plans”) during June and July of 2017. The outstanding Bridge Financing Notes were repaid in full subsequent to the closing of the July 2017 Public Offering.

The Company accounted for the embedded conversion option granted to jVen Capital in the Bridge Financing Notes as a mark-to-market derivative financial instrument carried at fair value.  Changes in fair value of the embedded conversion option are reflected in earnings during the period of change. The embedded conversion option was expensed along with the remaining unamortized discount at the date of  the Bridge Financing Notes repayment.   The warrants issued to jVen Capital and MGHIF are classified as mark-to-market liabilities under ASC 480 due to certain put features that allow the holder to put the warrant back to the Company for cash equal to the Black-Scholes value of the warrant upon a change of control or fundamental transaction.

Total interest expense (including amortization of debt discounts and financing fees) on all debt instruments was $233,505 and $143,347 for the years ended December 31, 2017 and 2016, respectively.